GUARANTY OF COMPLETION



                                     made by


                       BROOKDALE LIVING COMMUNITIES, INC.


                                  as guarantor,


                                   in favor of


                        NOMURA ASSET CAPITAL CORPORATION






                            Dated as of June __, 1998

                             GUARANTY OF COMPLETION


           This GUARANTY OF COMPLETION (this "Guaranty"), dated as of June __, 1998, made by BROOKDALE LIVING COMMUNITIES, INC. , a Delaware corporation, having an office at 77 West Wacker Drive, Suite 4400, Chicago, Illinois 60621 ("Guarantor"), in favor of NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation, having an office at Two World Financial Center, Building B, New York, New York 10281 (together with its successors and assigns, "Lender").

                                R E C I T A L S:

           A. Pursuant to that certain Loan Agreement dated as of the date hereof (as the same may be amended, modified, supplemented or replaced from time to time, the "Loan Agreement") by and among AH Texas Owner Limited Partnership, an Ohio limited partnership ("Borrower"), BLC of Texas-II, L.P., a Delaware limited partnership ("Manager"), and Lender, and also pursuant to that certain Building Loan Agreement dated as of the date hereof between Borrower, Manager and Lender (as the same may be amended, modified, supplemented or replaced from time to time, the "Building Loan Agreement", and collectively with the Loan Agreement, sometimes hereinafter referred to as the "Loan Agreements"), Lender has agreed to make a loan (the "Loan") to Borrower in a maximum aggregate principal amount of $24,250,000, subject to the terms and conditions of the Loan Agreements;

           B. As a condition to Lender's making the Loan, Lender is requiring that Guarantor execute and deliver to Lender this Guaranty; and

           C. Guarantor hereby acknowledges that Guarantor will materially benefit from
Lender's agreeing to make the Loan;

           NOW, THEREFORE, in consideration of the premises set forth herein and as an inducement for and in consideration of the agreement of Lender to make the Loan pursuant to the Loan Agreements, Guarantor hereby agrees, covenants, represents and warrants to Lender as follows:

           1.   Definitions.

                (a) All capitalized terms used and not defined herein shall have the respective meanings given such terms in the Loan Agreements.

                (b) The term "including" means including without limitation.

                (c) "Guaranty Termination Date" means the date on which Substantial Completion has occurred and all costs, expenses and liabilities incurred in connection therewith (including, without limitation, for labor, materials and services) have been paid in full (except to


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the extent to be paid for from Retainage or other sums are then held or reserved by Lender but not yet disbursed in accordance with the Building Loan Agreement).

           2.   Guaranty.

                (a) Subject to Section 3 below, Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Lender the prompt and complete observance, fulfillment and performance of all of the obligations of Borrower and Manager under or pursuant to the Building Loan Agreement solely with respect to (i) the construction of the Required Improvements, including, the obligations of Borrower to construct, equip and complete the Required Improvements in accordance with Section 7.1 of the Building Loan Agreement; and (ii) the payment when due of all Costs in accordance with the Building Loan Agreement. The obligations which are the subject of the guaranty referred to in this Section 2(a) are hereinafter collectively referred to as the "Guarantied Obligations".

                (b) Subject to Section 3 below, without limiting the generality of the provisions of Section 2(a), Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Lender that Borrower and Manager shall, in accordance with the terms of the Building Loan Agreement, fully and punctually pay and discharge (i) any and all costs, expenses and liabilities for or incurred in connection with the Guarantied Obligations; (ii) all claims and demands for labor, materials and services used or incurred in connection with the Guarantied Obligations which are or may become due and payable, or, if unpaid, are or may become Liens on the Property or any part thereof; and (iii) any Liens in favor of any and all Persons furnishing materials, labor or services for or in connection with the Guarantied Obligations such that the Property shall be and remain free and clear of any and all liens other than Permitted Encumbrances, subject, however, to Borrower's and Manager's rights, if any, set forth in the Building Loan Agreement with regard to the contesting of Liens.

                (c)  If  either   Borrower  or  Manager  does  not  perform  the
Guarantied Obligations as provided in paragraphs (a) and (b) of this Section 2, then upon receipt of demand from Lender:

                     (i) subject to Section 3 hereof, Guarantor shall, if requested by Lender (which request Lender may make or not make in its sole discretion), perform and complete the Guarantied Obligations or cause the Guarantied Obligations to be performed and completed, in accordance with the requirements of the Building Loan Agreement; and

                  (ii) if Guarantor fails to perform the Guarantied Obligations in accordance with this Guaranty (whether or not requested to do so pursuant to subsection (c)(i) above) then, to the extent that Lender shall
      (A) cause any Guarantied Obligations to be performed, (B) pay any costs, expenses or liabilities in connection with the Guarantied Obligations, or
      (c) cause any Lien, claim or demand to be released or paid or bonded, Guarantor shall, upon demand by Lender, reimburse Lender for all sums paid and all costs, expenses or liabilities incurred by Lender in connection therewith. All such sums shall be


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



      payable  by   Guarantor  to  Lender  on  demand  and  without
      reduction for any offset, claim,
      counterclaim or defense.

                (d) Guarantor hereby agrees to indemnify, defend and save harmless Lender from and against any and all costs, losses, liabilities, claims, causes of action, expenses and damages, including, without limitation, reasonable attorneys' fees and disbursements, which Lender may suffer or which otherwise may arise by reason of Borrower's or Manager's failure to fulfill its obligations under the Building Loan Agreement with respect to the Guarantied Obligations, irrespective of whether such costs, losses, liabilities, claims, causes of action, expenses or damages are incurred by Lender prior or subsequent to (i) Lender's declaring the principal, Interest and other sums evidenced or secured by the Loan Documents to be due and payable, (ii) the commencement or completion of a judicial or non-judicial foreclosure of the Mortgage or (iii) the conveyance of all or any portion of the Property by deed-in-lieu of foreclosure.

                (e) Guarantor hereby agrees that, notwithstanding any provisions to the contrary in any Loan Document limiting the recourse of Lender to property encumbered by the Security Documents, or limiting the rights of Lender to obtain a deficiency judgment against Borrower, any Borrower Owner, Manager, or any Manager Owner, Guarantor shall be fully and personally liable with respect to the covenants, representations, warranties, guaranties, agreements and indemnities of Guarantor under this Guaranty.

                (f) Notwithstanding anything to the contrary contained herein or in any other Loan Documents, and subject to the provisions of Section 6(i), all of Guarantor's obligations under this Guaranty (including the Guarantied Obligations hereunder) shall terminate on the Guaranty Termination Date, provided that Guarantor's obligations under clauses (ii) and (iii) of Section 2(b) above relating to labor, materials and services provided, furnished or performed at or to the Property shall continue with respect to any claims, demands and Liens referred to therein, whether asserted before or after the Guaranty Termination Date.

           3. Guarantor's Use of Loan Proceeds. If Lender requires Guarantor to complete or cause the completion of the Guarantied Obligations as provided in clause (i) of Section 2(c) hereof, provided Guarantor is proceeding in good faith and with due diligence to so complete the Guarantied Obligations, and provided that no Default beyond any applicable grace period shall have occurred and be continuing under this Guaranty, Lender shall advance the proceeds of the Initial Loan in accordance with, and upon Guarantor's compliance with the terms of, the Building Loan Agreement, as such terms apply to the Guaranteed Obligations, in the same manner as though Guarantor were Borrower or Manager thereunder, but subject to the prior right of any applicable bonding company to such proceeds.

           4. Representations and Warranties. Guarantor hereby represents and warrants to Lender as follows (which representations and warranties shall be given as of the date hereof and shall survive the execution and delivery of this Guaranty):



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



                (a) Organization, Authority and Execution. Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all necessary power and authority to own its properties and to conduct its business as presently conducted or proposed to be conducted and to enter into and perform this Guaranty and all other agreements and instruments to be executed by it in connection herewith. This Guaranty has been duly executed and delivered by Guarantor.

                (b) Enforceability. This Guaranty constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                (c) No Violation. The execution, delivery and performance by Guarantor of the Guarantied Obligations has been duly authorized by all necessary action, and do not and will not violate any law, regulation, order, writ, injunction or decree of any court or governmental body, agency or other instrumentality applicable to Guarantor in effect on the date hereof, or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any mortgage, Lien, charge or encumbrance of any nature whatsoever upon any of the assets of Guarantor pursuant to the terms of Guarantor's certificate of incorporation or by-laws, or any mortgage, indenture, agreement or instrument to which Guarantor is a party or by which it or any of its properties is bound. Guarantor is not in default under any other guaranty which it has provided to Lender.

                (d) No Litigation. There are no actions, suits or proceedings at law or at equity, pending or, to Guarantor's best knowledge, threatened against or affecting Guarantor or which involve the validity or enforceability of this Guaranty or with respect to which an adverse decision would materially adversely affect the financial condition of Guarantor or the ability of Guarantor to perform any of the Guarantied Obligations. Guarantor is not in default beyond any applicable grace or cure period with respect to any order, writ, injunction, decree or demand of any Governmental Authority which would materially adversely affect the financial condition of Guarantor or the ability of Guarantor to perform any of its obligations under this Guaranty.

                (e) Consents. All consents, approvals, orders or authorizations of, or registrations, declarations or filings with, all Governmental Authorities (collectively, the "Consents") that are required in connection with the valid execution, delivery and performance by Guarantor of this Guaranty have been obtained or will be obtained when required.

                (f) Financial Statements and Other Information. All financial statements of Guarantor heretofore delivered to Lender are true and correct in all material respects and fairly present the financial condition of Guarantor as of the respective dates thereof, and no materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof. None of the aforesaid financial statements or any certificate or statement furnished to Lender by or on behalf of Guarantor in connection with the transactions contemplated hereby, and none of the representations and warranties in this Guaranty contains any untrue statement of a


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material fact or omits to state a material  fact  necessary in order to make the statements contained therein or herein not misleading. Guarantor is not insolvent within the meaning of the United States Bankruptcy Code or any other in any material respect applicable law, code or regulation, and the execution, delivery and performance of this Guaranty will not render Guarantor insolvent.

                (g) Consideration. Guarantor is receiving fair consideration in return for giving this Guaranty.

           5. Financial Statements. Guarantor shall deliver to Lender, (a) within one hundred twenty (120) days after the end of each fiscal year of Guarantor, a complete copy of Guarantor's annual financial statements audited by a "big six" accounting firm or another independent certified public accountant reasonably acceptable to Lender, (b) within forty-five (45) days after the end of each fiscal quarter of Guarantor, financial statements (including a balance sheet as of the end of such fiscal quarter and a statement of income and expense for such fiscal quarter) certified by the Chief Financial Officer or President of Guarantor and in form, content, level of detail and scope reasonably satisfactory to Lender, and (c) thirty (30) days after request by Lender, such other financial information with respect to Guarantor as Lender may reasonably request. Guarantor's obligation to deliver this information to Lender shall terminate on the Guaranty Termination Date.

           6. Unconditional Character of Obligations of Guarantor.

                (a) Subject to Section 3 above, the obligations of Guarantor hereunder shall be irrevocable, absolute and unconditional, irrespective of the validity, regularity or enforceability, in whole or in part, of the other Loan Documents or any provision thereof, or the absence of any action to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against Borrower, Manager, Guarantor or any other Person or any action to enforce the same, any failure or delay in the enforcement of the obligations of Borrower or Manager under the other Loan Documents or Guarantor under this Guaranty, or any setoff, counterclaim, and irrespective of any other circumstances which might otherwise limit recourse against Guarantor by Lender or constitute a legal or equitable discharge or defense of a guarantor or surety. Lender may enforce the obligations of Guarantor under this Guaranty by a proceeding at law, in equity or otherwise, independent of any foreclosure or similar proceeding or any deficiency action against Borrower, Manager, or any other Person at any time, either before or after an action against the Property or any part thereof, Borrower, Manager, or any other Person. This Guaranty is a guaranty of payment and performance and not a guaranty of collection. Except as otherwise provided herein or in any of the other Loan Documents or the Intercreditor Agreement, and to the extent permitted by law, Guarantor waives diligence, notice of acceptance of this Guaranty, filing of claims with any court, any proceeding to enforce any provision of any other Loan Document, against Guarantor, Borrower, Manager, or any other Person, any right to require a proceeding first against Borrower, Manager or any other Person, or to exhaust any security (including, without limitation, the Property) for the performance of the Guarantied Obligations or any other obligations of Borrower, Manager or any other Person, or any protest, presentment, notice of default or other notice or demand whatsoever (except to the extent expressly provided to the


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contrary in this  Guaranty or elsewhere in the Loan  Documents),  and  Guarantor hereby covenants and agrees that Guarantor shall not be discharged of its obligations hereunder except as set forth in
Section 2(f) above.

                (b) The Guarantied Obligations, and the rights of Lender to enforce the same by proceedings, whether by action at law, suit in equity or otherwise, shall not be in any way affected by any of the following:

                     (i) any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting Borrower, Manager, the Property or any part thereof, Guarantor or any other Person;

                   (ii) any failure by Lender (except, however, a failure by Lender to fund advances in accordance with Section 3 hereof) or any other Person, whether or not without fault on its part, to perform or comply with any of the terms of either Loan Agreement, or any other Loan Documents, or any document or instrument relating thereto;

                  (iii) the sale, transfer or conveyance of the Property or any interest therein to any Person, whether now or hereafter having or acquiring an interest in the Property or any interest therein and whether or not pursuant to any foreclosure, trustee sale or similar proceeding against Borrower, Manager, or the Property or any interest therein;

                   (iv) the conveyance to Lender, any Affiliate of Lender or Lender's nominee of the Property or any interest therein by a deed-in-lieu of foreclosure;

                    (v) the release of Borrower, Manager, or any other Person from the performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law or otherwise; or

                   (vi) the release in whole or in part of any security for the Guarantied Obligations or the Loan, including the Property and the Collateral.

                (c) Except as otherwise specifically provided in this Guaranty, Guarantor hereby expressly and irrevocably waives all defenses in an action brought by Lender to enforce this Guaranty based on claims of waiver, release, surrender, alteration, compromise or equitable discharge and all setoffs, reductions, or impairments, whether arising hereunder or otherwise.

                (d) Subject to the Intercreditor Agreement, Lender may deal with Borrower, Manager, and Affiliates of Borrower or Manager in the same manner and as freely as if this Guaranty did not exist and shall be entitled, among other things, to grant Borrower, Manager or any other Person such extension or extensions of time to perform any act or acts as may be deemed advisable by Lender, at any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the Guarantied Obligations.


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                (e)  No   compromise,   alteration,   amendment,   modification,
extension,   indulgence,  renewal,  release  or  other  change  of,  or  waiver, suspension, consent, compromise, delay, omission, failure to act, forbearance or other action with respect to, any liability or obligation under or with respect to, or of any of the terms, covenants or conditions of, the Loan Documents or any amendment, modification or other change of the Plans or any legal requirement shall in any way alter, impair or affect any of the Guarantied Obligations or Lender's rights hereunder, and Guarantor agrees that if any Loan Document or the Plans are modified with Lender's consent, the Guarantied Obligations shall automatically be deemed modified to include such modifications without the necessity of notice to Guarantor except as may otherwise be required under the Loan Agreement.

                (f) Lender may proceed to protect and enforce any or all of its rights under this Guaranty by suit in equity or action at law, whether for the specific performance of any covenants or agreements contained in this Guaranty or otherwise, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by Guarantor. Each and every remedy of Lender shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity. No single exercise of Lender's power to bring any action or institute any proceeding shall be deemed to exhaust such power, but such power shall continue undiminished and may be exercised from time to time as often as Lender may elect until the earlier of the Guaranty Termination Date or the date that all the Guarantied Obligations have been satisfied. Lender shall be under no obligation to take any action and shall not be liable for any action taken or any failure to take action or any delay in taking action against Guarantor, Borrower, Manager, or any other Person or otherwise with respect to the Guarantied Obligations.

                (g) No waiver shall be deemed to have been made by Lender of any rights hereunder unless the same shall be in writing and signed by Lender, and any such waiver shall be a waiver only with respect to the specific matter involved and shall in no way impair the rights of Lender or the obligations of Guarantor to Lender in any other respect or at any other time.

                (h) At the option of Lender, Guarantor may be joined in any action or proceeding commenced by Lender against Borrower or Manager in connection with or based upon any other Loan Documents and recovery may be had against Guarantor in such action or proceeding or in any independent action or proceeding against Guarantor only to the extent of Guarantor's liability hereunder, without any requirement that Lender first assert, prosecute or exhaust any remedy or claim against Borrower, Manager or any other Person, or any security for the obligations of Borrower, Manager, or any other Person.

                (i) Guarantor agrees that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment is made by Borrower, Manager or Guarantor to Lender and such payment is rescinded or must otherwise be returned by Lender (as determined by Lender in its sole and absolute discretion) upon insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up


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or other  similar  proceeding  involving  or  affecting  Borrower,  Manager,  or
Guarantor, all as though such payment had not been made.

                (j) In the event that Guarantor shall advance or become obligated to pay any sums under this Guaranty or in connection with the Guarantied Obligations or if Borrower, Manager, or any subsequent owner of the Property or any part thereof is now, or shall hereafter become, indebted to Guarantor, Guarantor agrees that (i) the amount of such sums and of such indebtedness and all interest thereon shall at all times be subordinate as to lien, the time of payment and in all other respects to all sums, including principal and interest and other amounts, at any time owed to Lender under the Loan Documents, and (ii) Guarantor shall not be entitled to enforce or receive payment thereof until all principal, Interest and other sums due pursuant to the Loan Documents have been paid in full. Nothing herein contained is intended or shall be construed to give Guarantor any right of subrogation in or under the Loan Documents or any right to participate in any way therein, or in the right, title or interest of Lender in or to any collateral for the Loan, notwithstanding any payments made by Guarantor under this Guaranty, until the actual and irrevocable receipt by Lender of payment in full of all Principal, Interest and other sums due with respect to the Loan or otherwise payable under the Loan Documents.

     For so long as the Loan is outstanding, Guarantor hereby expressly waives any and all of said rights of subrogation, reimbursement, indemnity and recourse. Guarantor shall not be deemed a "creditor" of the Borrower with respect to the Guarantied Obligations as said term "creditor" is defined in the United States Bankruptcy Code, as amended. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when any such sums due and owing to Lender shall not have been fully paid, such amount shall be paid by Guarantor to Lender for credit and application against such sums due and owing to Lender. Notwithstanding the foregoing, Guarantor shall have the right to be reimbursed by Borrower for any of Guarantor's out-of-pocket costs or fees pursuant to the Management Agreement or the Development Agreement provided there is no Event of Default.

     (k) Subject to Section 2(f) hereof, the Guarantied Obligations shall survive a foreclosure, deed-in-lieu of foreclosure or similar proceeding involving the Property and the exercise by Lender of any of all of its remedies pursuant to the Loan Documents.

           7. Covenant. Guarantor shall perform and observe the financial covenants, terms and provisions of Section 6 of the Guaranty of Payment from
Guarantor to Lender dated the date hereof, which Section 6 is hereby incorporated by reference herein.

           8. Entire Agreement/Amendments. This instrument represents the entire agreement between the parties with respect to the subject matter hereof. The terms of this Guaranty shall not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by Lender and Guarantor.

           9. Successors and Assigns. This Guaranty shall be binding upon Guarantor, and Guarantor's successors and assigns, may not be assigned or delegated by Guarantor and shall inure to the benefit of Lender and its successors and assigns.



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          10.  Applicable  Law and Consent to  Jurisdiction.  This  Guaranty was
partially negotiated in the State of New York, and accepted by Lender in the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, this Guaranty shall be governed by, and construed in accordance with, the substantive laws of the State of New York. Guarantor irrevocably (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Guaranty may be brought in a court of record in the City and County of New York or in the Courts of the United States of America located in the Southern District of New York, (b) consents to the jurisdiction of each such court in any such suit, action or proceeding and (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Guarantor irrevocably consents to the service of any and all process in any such suit, action or proceeding by service of copies of such process to Guarantor at its address provided in Section 15 hereof. Nothing in this Section 10, however, shall affect the right of Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any suit, action or proceeding against Guarantor or its property in the courts of any other jurisdictions.

          11. Section Headings. The headings of the sections and paragraphs of this Guaranty have been inserted for convenience of reference only and shall in no way define, modify, limit or amplify any of the terms or provisions hereof.

          12. Severability. Any provision of this Guaranty which may be determined by any competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Guarantor hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

     13. WAIVER OF TRIAL BY JURY. GUARANTOR AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER.

     14. Other Guaranties. The obligations of Guarantor hereunder are separate and distinct from, and in addition to, the obligations of Guarantor now or hereafter arising under one or


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



more other guaranties, pursuant to which Guarantor has guaranteed the payment and performance of certain other obligations of Borrower described therein.

          15. Notices. All notices, demands, requests, consents, approvals or other communications (collectively called "Notices") required or permitted to be given hereunder to Lender or Guarantor or which are given to Lender or Guarantor with respect to this Guaranty shall be in writing and shall be (a) sent by United States registered or certified mail, return receipt requested, postage prepaid, addressed as set forth below, (b) sent by a national overnight courier or delivery service or (c) personally delivered with receipt acknowledged to such address, or in either case, to such other address(es) as the party in question shall have specified most recently by like Notice.

          If to Lender, to:

          Nomura Asset Capital Corporation
          2 World Financial Center, Building B
          New York, New York  10281
          Attn: Barry Funt and Sheryl McAfee

          with a copy to:

          Dechert Price & Rhoads
          90 State House Square, 12th Floor
          Hartford, Connecticut 06103-3702
          Attn: Marc B. Friedman, Esq.



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



          If to Guarantor, to:

          Brookdale Living Communities, Inc.
          77 West Wacker Drive, Suite 4400
          Chicago, IL 60601
          Attention: Darryl W. Copeland, Jr.

          with a copy to:

          Brookdale Living Communities, Inc.
          77 West Wacker Drive, Suite 4400
          Chicago, IL 60601
          Attention: Robert J. Rudnick, Esq.

          with a copy to:

          Winston & Strawn
          35 West Wacker Drive
           Chicago, IL 60602
          Attention: Wayne Boberg, Esq.

Notices which are given in the manner aforesaid shall be deemed to have been given or served for all purposes hereunder (i) on the date on which such notice shall have been personally delivered as aforesaid, (ii) on the date of delivery by overnight carrier or mail as evidenced by the return receipt therefor, or
(iii) on the date of failure to deliver by reason of refusal to accept delivery or changed address of which no Notice was given.

          16. Guarantor's Receipt of Loan Documents. Guarantor by its execution hereof acknowledges receipt of true copies of all of the Loan Documents.

          17.   Interest; Expenses.

                (a) If Guarantor fails to pay all or any sums due hereunder upon demand by Lender, the amount of such sums payable by Guarantor to Lender shall bear interest from the date of demand until paid at the Default Rate in effect from time to time.

                (b) Guarantor hereby agrees to pay all costs, charges and expenses, including, without limitation, reasonable attorneys' fees and disbursements, that may be incurred by Lender in enforcing the covenants, agreements, obligations and liabilities of Guarantor under this Guaranty.

          18. Intentionally deleted.

          19. Intentionally deleted.


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



          20. Incorporation by Reference. Unless specifically provided otherwise herein, the rules of construction and other applicable provisions of Article X of the Loan Agreement and Article IX of the Building Loan Agreement shall be incorporated by reference into this Guaranty.

           21. Waiver of One Action Rule; Cross Collateralization. (a) The Loan has been made by Lender pursuant to the Master Financing Facility Agreement. The Master Financing Facility Agreement contemplates that one or more Other Loans made to Other Borrowers pursuant to the Master Financing Facility Agreement will, at Lender's election, be cross collateralized and cross defaulted with the Loan and with each other subject to the limitations set forth in (b) below. In such event, such Other Loans will be secured by the Property and the Collateral, and the Loan will be secured by the Other Properties and Other Collateral serving as primary security for such Other Loans, subject to the limitations set forth in (b) below.

                (b) Without limitation to any other right or remedy provided to Lender in the Loan Agreements or this Guaranty or any of the other Loan Documents, Guarantor covenants and agrees that upon the occurrence of an Event of Default and during the continuance thereof (i) Lender shall have the right to pursue all of its rights and remedies with respect to the Loan or the Other Loans in one proceeding, or separately and independently in separate proceedings which it, as Lender, in its discretion, shall determine from time to time, (ii) Lender is not required to either marshall assets, sell the Property, the Collateral, or any Other Property, or to enforce or realize upon any Other Non-Recourse Guaranty, in any inverse order of alienation, or be subjected to any "one action" or "election of remedies" law or rule, and (iii) the exercise by Lender of any remedies against the Property, the Collateral, any Other Property, or any Other Non-Recourse Guaranty will not impede Lender from subsequently or simultaneously exercising remedies against the Property, the Collateral, any Other Property, or any Other Non-Recourse Guaranty

                (c) Intentionally deleted.

                (d) It is understood and agreed by the parties hereto that upon the satisfaction, termination, or expiration of the Guarantied Obligations, no subsequent default under the Other Loans shall operate to revive or otherwise reinstate the Guaranty, other than as specifically set forth in Section 6(i) herein.

           22. No Usury. Guarantor and Lender intend at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under state law). If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Guaranty, or contracted for, charged, taken, reserved or received with respect to the Guarantied Obligations, or if Lender's exercise of the option to accelerate the maturity of the Guarantied Obligations or any prepayment by Guarantor results in Guarantor having paid any interest in excess of that permitted by applicable law, then it is Guarantor's and Lender's express intent that all excess amounts theretofore collected by Lender shall be credited against the unpaid Guarantied Obligations (or, if the Guarantied Obligations have been or would thereby be paid in full, refunded to Guarantor), and the provisions of the Guaranty immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Guaranty shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Guaranty until payment in full so that the rate or amount of interest on account of the Guarantied Obligations does not exceed the maximum lawful rate from time to time in effect and applicable to the Guarantied Obligations for so long as the Guarantied Obligations are outstanding. Notwithstanding anything to the contrary contained in this Guaranty, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.


    [Remainder of page intentionally left blank; signature page follows.]



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



           IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

                                 BROOKDALE LIVING COMMUNITIES,
                                      INC.,
                                 a Delaware Corporation


                                       By:

                                    Darryl W. Copeland, Jr.
                                    Executive Vice President

AGREED AND ACKNOWLEDGED
ONLY FOR SECTION 13

NOMURA ASSET CAPITAL CORPORATION


By: ______________________________________
     Stuart Simon
     Director





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